Exhibit 10.9

USA MOBILITY, INC.

USA MOBILITY, INC. EQUITY INCENTIVE PLAN

          USA MOBILITY, INC., a Delaware corporation (the “Corporation”), sets forth herein the terms of the USA Mobility, Inc. Equity Incentive Plan (the “Plan”), as follows:

          1. PURPOSE

          The Plan is intended to advance the interests of the Corporation by providing eligible employees (“Employees”) and outside directors (“Eligible Directors”) of the Corporation, and its subsidiaries an opportunity to acquire or increase their proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries. Options granted under the Plan (the “Options”) to employees may be nonqualified stock options (“NQSOs”) or may be “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”), or the corresponding provision of any subsequently enacted tax statute. Options granted to Eligible Directors must be NQSOs. Grants of Options, shares of restricted stock (“Restricted Stock”) and restricted units (“Restricted Units”) shall be referred to as “Awards” under the Plan.

          2. ADMINISTRATION

          2.1. COMMITTEE

          The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Corporation (the “Board”). The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Certificate of Incorporation and Bylaws of the Corporation, as amended from time to time, and applicable law. The Board may also act under the Plan as though it were the Committee.

          2.2. ACTION BY COMMITTEE

          The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Certificate of Incorporation and Bylaws of the Corporation, as amended from time to time, and applicable law. The Committee shall have the full power and authority to take all actions and to make all determinations required or permitted under the Plan with respect to any Award granted hereunder. The Committee shall have the full power and authority to take all other actions and determination not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan. The Committee’s powers shall include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Award. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Certificate of Incorporation and Bylaws of the Corporation, as amended from time to time, and applicable law. The interpretation and construction by the Committee of any provision of the Plan or any Award granted hereunder shall be final and conclusive. Notwithstanding the foregoing, only the Board shall have the authority to select Eligible Directors to receive Awards and determine the amount, price and timing of Awards granted to Eligible Directors. Any references to the Committee shall be deemed to be references to the Board with respect to grants of Awards to Eligible Directors. The terms and conditions of each grant of Options, Restricted Stock and Restricted Units shall be reflected in written agreements (each, an “Award Agreement”).

          2.3. NO LIABILITY

          No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan.

          2.4. APPLICABILITY OF RULE 16b-3

          Those provisions of the Plan that make express reference to Rule 16b-3 shall apply only to persons who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

          3. STOCK AND OTHER RIGHTS

          The stock that may be issued pursuant to Awards shall be shares of common stock, par value $0.0001, of the Corporation (the “Stock”). The number of shares of Stock that may be issued under the Plan shall not exceed 7% of the issued and outstanding shares of Stock as of the “Effective Time” (as defined under the Agreement and Plan of Merger by and among Wizards-Patriots Holdings, Inc., Wizards Acquiring Subs, Inc., Metrocall Holdings, Inc., Patriots Acquiring Sub, Inc. and Arch Wireless , Inc., dated as of March 29, 2004. as amended (the “Merger Agreement”)), which number of shares is subject to adjustment as provided in Section 12. If any Award expires, terminates or is terminated for any reason prior to exercise in full or prior to the lapse of any applicable restrictions, the shares of Stock that were subject to the unexercised portion or of such Option or the forfeited Restricted Stock or Restricted Units shall be available immediately for future grants of Options, Restricted Stock or Restricted Units under the Plan (but will be counted against that calendar year’s limit for a given individual).

          The maximum number of shares that may be granted under Options, Restricted Stock or Restricted Units for a single individual in a calendar year may not exceed 100% of the number of shares of Stock set forth in this Section 3. The aggregate number of shares of Stock that may be issued under ISOs may not exceed 100% of the number of shares of Stock set forth in this Section 3, and their authorization for use with ISOs does not prevent their use instead with NQSOs.

          4. ELIGIBILITY

          Awards may be granted under the Plan to any Employee or Eligible Director of the Corporation or any subsidiary (including any such employee who is an officer or director of the Corporation or any subsidiary) and as the Committee shall determine and designate from time to time prior to expiration or termination of the Plan. (Individuals who have been granted

Awards are referred to as “Grantees”). An individual may hold more than one Award, subject to such restrictions as are provided herein.

          The Committee may also grant Awards in substitution for options or other equity interests held by individuals who become employees or directors of the Corporation or of a subsidiary as a result of the Corporation acquiring or merging with the individual’s employer or acquiring its assets or to persons who were employees or directors of the previous employer and received an option in that capacity even if they do not become employees or directors of the Corporation or a subsidiary. In addition, the Committee may provide for the Plan’s assumption of awards granted outside the Plan to persons who would have been eligible under the terms of the Plan to receive a grant. If necessary to conform the Awards to the interests for which they are substitutes, the Committee may grant substitute Awards under terms and conditions that vary from those the Plan otherwise requires.

          5. EFFECTIVE DATE AND TERM

          5.1. EFFECTIVE DATE

          The Plan shall become effective as of November 15, 2004 (the “Effective Date”).

          5.2. TERM

          The Plan shall terminate ten years after the Effective Date unless previously terminated under Section 11.

          6. TERMS AND CONDITIONS OF STOCK OPTIONS

          6.1. GRANT OF OPTIONS

          Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the termination of the Plan, grant to such eligible persons as the Committee may determine, Options to purchase such number of shares of Stock on such terms and conditions as the Committee may determine, including any terms or conditions that may be necessary to qualify such Options as ISOs under Code Section 422. The date as of which the Committee approves the grant of an Option shall be considered the date on which such Option is granted. Neither the Grantee nor any person entitled to exercise any rights hereunder shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent that the certificates for such shares have been issued upon the exercise of the Option.

          6.2. LIMITATION ON INCENTIVE STOCK OPTIONS

          An Option granted to an employee shall constitute an ISO only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which ISOs are exercisable for the first time by the Grantee during any calendar year (under the Plan and all other plans of the Corporation and its parent and subsidiary corporations, within the meaning of the Code Section 422(d)), does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which such Options were granted.

          6.3. AWARD AGREEMENTS

          All Options granted to Grantees pursuant to the Plan shall be evidenced by an Award Agreement. Award Agreements may be amended by the Committee from time to time and need not contain uniform provisions.

          6.4. OPTION PRICE

          The purchase price of each share of Stock subject to an Option issued under Section 6 shall be fixed by the Committee. In the case of an Option not intended to constitute an ISO, the option price shall be not less than the par value of the Stock covered by the Option. In the case of an Option that is intended to be an ISO, the option price shall be not less than 100% of the Fair Market Value (as defined below) of a share of Stock covered by the Option on the date the Option is granted; provided, however, that in the event the employee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Code Sections 422(b)(6) and 424(d) (relating to more-than-10%-stock-owners), the option price of an Option that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a share of Stock covered by the Option at the time such Option is granted.

          Fair Market Value of Stock for purposes of this Plan shall mean, in the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Security Dealers Automated Quotation System, or is publicly traded on an established securities market, the closing price of the Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market on the date the Option is granted) or, if there is no such closing price, then the mean between the highest bid and lowest asked price or between the high and low prices on such date, or, if no sale of stock has been made on such day, on the preceding day on which any such sale shall have been made. In the event that the Shares of Stock are not listed, quoted or publicly traded or even if listed, quoted or publicly traded, the price cannot be determined, “Fair Market Value” shall be determined by the Board, in its sole discretion.

          6.5. TERM

          Each Option granted to an Grantee under the Plan shall terminate and all rights to purchase Stock thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such prior date as may be fixed by the Committee and stated in the option agreement relating to such Option; provided, however, that in the event the employee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Code Sections 422(b)(6) and 424(d) (relating to more-than-10%-stock-owners), an Option granted to such employee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

          6.6. EXERCISE BY GRANTEE

          Only the Grantee receiving an Option (or, in the event of the Grantee’s legal incapacity or incompetency, the employee’s guardian or legal representative, and in the case of the Grantee’s death, the employee’s estate) may exercise the Option.

          6.7. OPTION PERIOD AND LIMITATIONS ON EXERCISE

          Each Option granted under the Plan to a Grantee shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon expiration or termination of the Option, as the Committee shall determine and set forth in an Award Agreement. Without limiting the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that the Option granted to a Grantee may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine and set forth in the Award Agreement. Any such limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option.

          6.8. METHOD OF EXERCISE

          An Option that is exercisable by a Grantee hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Corporate Secretary, of written notice of exercise. Such notice shall specify the number of shares for which the Option is being exercised and shall be accompanied by payment in full of the option price of the shares for which the Option is being exercised, unless otherwise determined by the Committee, in its sole discretion.

          Payment of the option price for the shares of Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Committee and set forth in the Award Agreement, as follows:

          (a) in cash or by certified check payable to the order of the Corporation; or

          (b) such other method as determined by the Committee, in its sole discretion.

          Notwithstanding the preceding, the Committee may, in its discretion, impose and set forth in the Award Agreement such limitations or prohibitions on the methods of exercise as the Committee deems appropriate. Promptly after the exercise of an Option and the payment in full of the option price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual’s ownership of such shares. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in Section 12, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

          6.9. WITHHOLDING

          The Corporation shall have the right to withhold, or require an individual exercising an Option to remit to the Corporation, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements imposed with respect to the exercise of Options. To the extent permissible under applicable tax, securities and other laws, the option agreement may permit satisfaction of a tax withholding requirement by withholding shares of Stock issued as a result of the exercise of an Option.

          6.10. TRANSFERABILITY OF OPTIONS

          No Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

          7. TERMS AND CONDITIONS OF RESTRICTED STOCK

          7.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to eligible persons as the Committee may determine in such amounts as the Committee shall determine.

          7.2. AWARD AGREEMENT. Each Award applicable to Restricted Stock shall be evidenced by an Award Agreement that shall specify the restrictions, including restrictions creating a substantial risk of forfeiture (the “Period of Restriction”), the number of shares of Stock applicable to the Restricted Stock granted, and such other provisions as the Committee shall determine. Restrictions on Restricted Stock shall lapse at such time(s) and in such manner and subject to such conditions as the Committee shall in each instance determine, which need not be the same for each Award or for each Grantee.

          7.3. TRANSFERABILITY. Except as provided in this Section 7, the Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the applicable Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock granted to a Grantee under the Plan shall be available during his or her lifetime only to such Grantee, or in the event of the Grantee’s legal incapacity, to the Grantee’s legal guardian or representative.

          7.4. OTHER RESTRICTIONS. The Administrator shall impose such other conditions and/or restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable and as set forth in an Award Agreement including, without limitation, a requirement that Grantees pay a stipulated purchase price for each share of stock of Restricted Stock, time-based vesting, performance target vesting, if applicable, and/or restrictions under applicable Federal, state or local securities laws.

          7.5. CERTIFICATES. The Corporation or its designee shall retain the certificates representing shares of Restricted Stock in the Corporation’s possession until such time as all conditions and/or restrictions applicable to such shares of Restricted Stock have been satisfied.

          7.6. LAST DAY OF PERIOD OF RESTRICTION. Except as otherwise provided in this Section 7, shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Grantee after the last day of the applicable Period of Restriction.

          7.7. VOTING RIGHTS. During the Period of Restriction, Grantees holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

          7.8. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Grantees holding shares of Restricted Stock granted hereunder may be credited with regular cash dividends, if any, paid with respect to the underlying shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

          7.9. TERMINATION OF EMPLOYMENT OR RELATIONSHIP WITH THE CORPORATION. Each Award Agreement shall set forth provisions relating to the treatment of Restricted Stock following termination of a Grantee’s employment or relationship with the Corporation.

          8. TERMS AND CONDITIONS OF RESTRICTED UNITS

          8.1. GRANT OF RESTRICTED UNITS. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Units to Grantees in such amounts as the Committee shall determine.

          8.2. AWARD AGREEMENT. Each Award applicable to Restricted Units shall be evidenced by an Award Agreement that shall specify the restrictions, including restrictions creating a substantial risk of forfeiture, the Period(s) of Restriction, the number of Restricted Units, and such other provisions as the Committee shall determine. Restrictions on Restricted Units shall lapse or the Restricted Units shall vest at such time(s) and in such manner and subject to such conditions as the Committee shall in each instance determine, which need not be the same for each Award or for each Grantee.

          8.3. TRANSFERABILITY. Except as provided in this Section 8, the Restricted Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the applicable Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Units granted to a Grantee under the Plan shall be available during his or her lifetime only to such Grantee, or in the event of the Grantee’s legal incapacity, to the Grantee’s legal guardian or representative.

          8.4. OTHER RESTRICTIONS. The Committee shall impose such other conditions and/or restrictions on any Restricted Units granted pursuant to the Plan as it may deem advisable and as set forth in an Award Agreement including, without limitation, a requirement that Grantees pay a stipulated purchase price for each Restricted Unit, time-based restrictions on vesting following the attainment of a performance target, if applicable, and/or restrictions under applicable Federal, state or local securities laws.

          8.5. RIGHTS AS A SHAREHOLDER. Except as otherwise provided by an Award Agreement or as otherwise determined by the Committee, until the Restricted Units have vested (the Period of Restriction has lapsed), the Grantee shall have no rights as a shareholder of the Corporation (including, but not limited to, voting or dividend rights).

          8.6. LAST DAY OF PERIOD OF RESTRICTION. Except as otherwise provided in this Section 8, as otherwise provided by an Award Agreement or as otherwise determined by the Committee, Shares covered by each Restricted Unit grant made under the Plan shall become freely transferable by the Grantee after the last day of the applicable Period of Restriction.

          8.7. TERMINATION OF EMPLOYMENT OR RELATIONSHIP WITH THE CORPORATION. Each Award Agreement shall set forth provisions relating to the treatment of Restricted Units following termination of a Grantee’s employment or relationship with the Corporation the extent to which the Grantee shall have the right to receive unvested Restricted Units following termination of the Grantee’s employment or relationship with the Corporation. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the Award Agreement entered into with each Grantee, need not be uniform among all Restricted Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or relationship with the Corporation.

          8.8. SETTLEMENT IN CASH. At the sole discretion of the Committee, in lieu of issuing shares to Grantees for vested Restricted Units, the Grantee may receive a cash payment or a combination of Shares and cash for Restricted Units. Any cash payment shall reflect the Fair Market Value (as defined in Section 6.4 hereof) of the Shares settled in cash.

          9. USE OF PROCEEDS

          The proceeds received by the Corporation from the sale of Stock pursuant to Awards shall constitute general funds of the Corporation.

          10. REQUIREMENTS OF LAW

          10.1. GENERAL

          The Corporation shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising or holding the Award or by the Corporation of any provision of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations or the Corporation’s Certificate of Incorporation, as amended from time to time. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Award upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Award may not be exercised in whole or in part and the Award may not be transferred unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically in connection with the Securities Act of 1933, as amended (the “Securities Act”), upon exercise of any Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Award, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to the Corporation that the Grantee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination by the Committee shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of shares pursuant to Awards to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable or shares of Stock under an Award shall not be issuable unless and until the shares of Stock covered by such Award are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

          10.2. RULE 16b-3

          The Plan is intended to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board may exercise discretion to modify the Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

          11. AMENDMENT AND TERMINATION

          The Committee may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any Award hereunder (or any portion thereof) at any time and for any reason; provided, however, that no amendment or other action that requires stockholder approval in order for the Plan to continue to comply with applicable law, rule or regulation shall be effective unless such amendment or other action shall be approved by the requisite vote of stockholders of the Corporation entitled to vote thereon and no repricing of Awards under the Plan shall occur without stockholder approval.

          12. EFFECT OF CHANGES IN CAPITALIZATION

          12.1. CHANGES IN STOCK

          If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the Effective Time, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares for which Awards are outstanding, so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding

Awards shall not change the aggregate purchase price payable but shall include a corresponding proportionate adjustment in the purchase price to be paid per share.

          12.2. REORGANIZATION WITH CORPORATION SURVIVING

          Subject to Section 12.3, if the Corporation is the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other entities, any Award previously granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the price per share so that the aggregate price thereafter shall be the same as the aggregate price of the shares remaining subject to the Award immediately prior to such reorganization, merger or consolidation.

          12.3. OTHER REORGANIZATIONS; SALE OF ASSETS OR STOCK

          Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the stockholders and other than an affiliate of the Corporation as defined in Rule 144(a)(1) under the Securities Act) owning 80% or more of the combined voting power of all classes of stock of the Corporation (each such event occurring after the Effective Time, a “Change in Control”), unless otherwise set forth in an Award Agreement, the Committee shall determine, in its sole discretion, the treatment of any Awards at the time of the Change in Control.

          12.4. ADJUSTMENTS

          Adjustments under this Section 12 relating to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

          12.5. NO LIMITATIONS ON CORPORATION

          The grant of an Award or pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

          13. DISCLAIMER OF RIGHTS

          No provision in the Plan or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the service of the

Corporation or any subsidiary, or to interfere in any way with the right and authority of the Corporation or any subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any subsidiary. The obligation of the Corporation to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

          14. NONEXCLUSIVITY

          Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options, restricted stock or restricted units otherwise than under the Plan.

          15. INDEMNIFICATION

          To the extent permitted by applicable law, the Committee shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Committee in connection with or resulting from any claim, action, suit or proceeding to which the Committee may be a party or in which the Committee may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by the Committee (with the Corporation’s written approval) in the settlement thereof, or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding except a judgment in favor of the Corporation; subject, however, to the conditions that upon the institution of any claim, action, suit or proceeding against the Committee, the Committee shall give the Corporation an opportunity in writing, at its own expense, to handle and defend the same before the Committee undertakes to handle and defend it on the Committee’s own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such persons may be entitled as a matter of law or otherwise, or any power the Corporation may have to indemnify the Committee or hold the Committee harmless.

          The Committee and each officer and employee of the Corporation shall be fully justified in reasonably relying or acting upon any information furnished in connection with the administration of the Plan by the Corporation or any employee of the Corporation. In no event shall any persons who are or were members of the Committee, or an officer or employee of the Corporation, be liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including furnishing of information) taken or any failure to act, if in good faith.

          16. SEVERABILITY

          In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          17. GENDER

          Whenever used in the Plan, the masculine gender includes the feminine.

          18. GOVERNING LAW

          To the extent not preempted by federal law, the Plan, and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State.